Investor Presentation August 6, 2013 By Flux & KleenSpeed

Confidentiality, Potential Conflicts and Disclaimer

Confidentiality Note:
The information contained in this presentation is confidential and proprietary to Flux Power Inc. ("Flux Power," the "Company," or the "Issuer") and is being submitted to prospective investors solely for such investors' confidential use with the express understanding that, without the Issuer's prior express written permission, such investors will not release this presentation or discuss the information contained herein or make reproductions or use this presentation for any purpose other than evaluating a potential investment in the securities described herein.

Potential Conflicts:
Timothy Collins is the President, CEO and Founder of KleenSpeed Technologies Inc. He has invested and advanced more than one million dollars in and to KleenSpeed during the past six years and is the largest of approximately 50 shareholders. Mr. Collins negotiated with Flux Power as CEO of KleenSpeed. Mr. Collins is also the President and CEO of Security Research Associates Inc.(SRA) the Investment Banking firm that Flux Power has engaged as an agent to complete the $2.5 million private placement of Flux Shares and Warrants. Mr. Collins therefore will benefit financially from the compensation derived by SRA from the private placement as well as the receipt of shares from Flux when the merger with KleenSpeed is affected and the recovery of advances he has made to KleenSpeed. Mr. Collins has solicited the advice of other partners in SRA as to the structure and terms of the Flux financing. Mr. Collins plans to spend substantial time on the affairs of Flux and KleenSpeed when the merger is completed as Executive Chairman and has been working closely with the Board of Directors of Flux Power and the CEO Ron Dutt in helping to prepare Flux Power for the financing and merger with KleenSpeed.

Forward Looking Statements:
This presentation contains forward-looking statements. All statements other than statements of historical fact contained in this presentation, including statements as to the Company's future results of operations and financial position, planned products and services, business strategy and plans and objectives of management for future operations, are forward-looking statements. These statements involve known and unknown risks, uncertainties, assumptions and other factors that may cause the Company's actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by terms such as "may," "will," "should," "expects," "plans," anticipates," "could," "intends," "target," "projects," "contemplates," "believes," "estimates," "aims," "predicts," potential," "seeks," attempts," "poised " or "continues" or the negative of these terms or other similar words. These statements are only predictions. The Company has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that it believes may affect its business, financial condition and results of operations. Also, these forward-looking statements represent the Company's estimates and assumptions only as of the date of this presentation. The Company assumes no obligation to update any forward-looking statements after the date of this presentation.

This presentation also contains estimates and other statistical data made by independent parties and by the Company relating to market size and growth and other industry data. These data involve a number of assumptions and limitations, an you are cautioned not to give undue weight to such estimates. The Company has not independently verified the statistical and other industry data generated by independent parties and contained in this presentation and, accordingly, it cannot guarantee their accuracy or completeness. In addition, projections, assumptions and estimates of its future performance and the future performance of the industries in which it operates are necessarily subject to a high degree of uncertainty and risk due to a variety of factors. These and other factors could cause results to differ materially from those expressed in the estimates made by independent parties and by the Company.

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3 Flux Power (“Flux”) was established in October 2009 to take early market share in the lithium - ion market by providing battery solutions for small electric vehicles and stationary power with state of the art electronics and battery management systems. Today it continues to develop and market state - of - the - art L ithium - ion stationary solutions, electronics and battery management systems to meet the growing market demand for these products. Path to the future • Flux Power became Flux Power Holdings Inc. and became public on June 2012 trading symbol (FLUX) and executed a letter of intent to merge with KleenSpeed Technologies in June of 2013. • Shipped over 14MW of Lithium battery energy storage power, applications ranging from; electrical vehicles, electric boats, and various industrial applications. • Has developed a new product for the industrial equipment sector, a lithium - ion LiFT Pack for the industrial forklift market, with a substantial market opportunity for replacing lead - acid batteries. • Has begun to work with KleenSpeed on developing and marketing products for the micro - grid storage sector and jointly submits bid for $3M complex 1.25 MW Lithium storage system for UC San Diego. • Recently realigned operations: streamline processes and prepare the company for the next phase of operations and revenue generation. • Introduced lease product financing to facilitate the customer purchase and incentivize the potential customer. • T otal addressable market estimated at over $15.5 billion: lead - acid battery replacement for industrial equipment, electric vehicles, military and municipal applications, and power grid management . Flux Power Holdings Inc . Proposition © Copyright 2013, Proprietary and Confidential

4 Flux is working with KleenSpeed and focusing on the Industrial Electrified Equipment Industry specifically in the lift equipment market, and the micro - grid storage markets. These markets can provide substantial sustainable growth and profitability. Flux and KleenSpeed can leverage each others development of these markets. • The replacement of lead - acid batteries for the lift equipment sector is a new opportunity. The market for lead - acid batteries is a mature market which can be exploited by lithium technology. Customer dissatisfaction with: short life cycles, acid exposure/dripping and maintenance provide a strong opportunity for these batteries to be replaced with our lithium - ion systems. • The micro - grid sector is a huge marke t opportunity as the demand for sustainable Energy Storage Solutions continues to grow and it is an immediate market. • The anticipated merger with KleenSpeed Technologies Inc., leveraging relationships, balancing management and incorporating the GenESSys grid storage products should accelerate revenue and shorten the path to positive cash flow. The merger with KleenSpeed has not yet been entered into, and there is no guarantee that it will occur. What's Next ? Lift Equipment & Grid Storage

Flux Solutions



BATTERY MANAGEMENT SYSTEMS

- Monitors 4 cells/modules
- Cell voltage range 0-4.5V
- Scalable to 112 cells/modules
- Reports voltage, current, temperature
- 10+ years of life cycle memory
- CAN bus
- Patented load balancing, shunting techniques



BATTERY MODULE + BMS

- 12 V LiFePO4 modules
- Scalable from 12V to 72V
- 160-200 Ah 3C A cont, 5C A max
- Integrated BMS module
- 10+ years of life cycle memory
- CAN bus
- -20 to 60 Deg C operation/storage
- IP56


Advanced energy storage solutions that optimize performance, reduce maintenance, and cut costs. The smarter, easier, more cost-effective alternative to lead-acid batteries.



Flux Power® LiFT Pack 250Ahe-24V

- Outperforms and outlasts premium lead-acid batteries.
- Additional solutions for 80Ahe, 135Ahe, and 510Ahe packs
- Total cost of ownership compared to lead-acid ranges from 15% to 40% lower.



BATTERY CELLS

- 3.2 V Lithium LiFePO4 Cells
- 40 Ah – 400 Ah
- 3C A cont, 5C A max
- -20 to +60 Deg C
- IP56



CURRENT SENSOR

- Indicates State of Charge (SOC)
- High current resolution down to 0.1A
- -1000A to +1000A
- CAN Bus
- Emergency cut-off or charger/controller
- State of Health (SOH)

OFF GRID POWER MODULES


Ready to go 12V energy storage battery with integrated Battery Management System. It's a clean, fast, and simple upgrade from lead-acid battery to get you going.



BATTERY CHARGERS

- 1-10kW
- Input: 100- 240 VAC
- Output: 125-225VDC & 225-450VDC
- CAN bus
- Water or Air cooled
- IP66

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6 Flux’s cell management and communication tools dramatically extend battery system life and improve system performance by: Managing individual cells within a system to maximize: – Life cycles – Discharge rates – Depth of Discharge per cycle. Allowing cells to communicate state of health to: – Ensure proper charging to protect the cells from over discharge – Adjust system parameters during varying temperature. Enabling other system components to adjust their functions to: – Protect drive components from damage – Tie properly to grid power systems and optimize charge efficiency. Why Flux Technology? Key Advantages • Lowest system cost (less than lead acid in most cases with use over 5 - years). • Extended cycle life. • Individual cell management to maximize discharge performance. • Modular components for easy integration. • Controller Area Network (CAN) Open Communication Protocols for easy programming. • “Advanced Data Collect” records real - time battery usage information for 10+ years. • Telematics for remote diagnostics and monitoring. • Proprietary technology (9+ patents pending and in - process).

Flux Key Strengths World - class power management for EV and Advanced Energy Storage ▪ Design storage management capabilities to improve efficiency and preserve system integrity ▪ Integrate with standard communication protocols ▪ Total system approach backed by extensive patent portfolio Strategic partnerships ▪ Local and off - shore assembly alternatives ▪ Strategic platform development partners ▪ OEM battery material from key off - shore sources Industrial Grade Components and Packaging ▪ IP 56 and IP 66 rated product for dust and water ▪ Vibration resistant ▪ Automotive grade connectors In - house Product Design and Support ▪ Research & development capabilities for continual innovation ▪ Application and technical support ▪ Local assembly of finished product (launch phase) 7 © Copyright 2013, Proprietary and Confidential

Addressable Market Market Segment Total Market $ Class III Lift: Electric Motor Walkie Trucks $648M Class I Lift: Electric Motor Rider Trucks $810M Grid Storage: Micro & Large Format $14B 2 TOTAL $15.5B 8 1 World Industrial Truck Statistics (WITS), 2011 Shipments 2 Lux Research, Oracle Capital Estimates © Copyright 2013, Proprietary and Confidential

KLEENSPEED TECHNOLOGIES INC.

KleenSpeed Overview

KleenSpeed develops Intelligent Lithium Energy Storage Solutions at our facility located at the NASA Ames Research Park. Since November of 2007, we have developed the Next Generation of Lithium Energy Grid products and services – "The Lithium replacement of carbon fuels."

Pike Research - The advanced energy sector was over $1.1 trillion Globally in 2011, and estimated to have grown 19 percent in 2012.

- ❑ Understands the lithium-ion and the stationary energy storage opportunity.
- ❑ Award winning Technology - our R&D vehicles have set 6 Records at race tracks.
- ❑ KleenSpeed is well known and respected within the industry globally.
- ❑ Holds a reputation as a technology visionary in the industry.
- ❑ Strong relationships with other key Technology industry players for collaboration and partnering.
- ❑ Two years of accessing Global markets and developing partnerships.
- ❑ 5 Technology Patents
- ❑ Partnerships with top Universities

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© Copyright 2013, Proprietary and Confidential

Transforming the Energy Industry into a High - Tech Economy □ Stationary Energy Storage Lithium - ion or other chemistries □ Battery Management Systems Universal □ Cloud Services □ Machine to Machine (M2M) □ Big Data Architecture □ Energy eCommerce □ Mobile Applications for Demand Response □ Energy Transmission □ Integrated Communications connectivity □ Sensing and Measurement 10 Monetization of Lithium benefiting Consumers and Energy providers. Each and every deployed Lithium solution should generate income every day while saving the customer money for its installed purpose. © Copyright 2013, Proprietary and Confidential

11 What creates the Lithium Opportunity: □ Grid stress at peak hours □ 70% of Utility Capacity available at night □ Wind and Solar need storage and connectivity to the rest of the Energy Network. □ Peak shaving at factories helps all parties □ Cloud Storage and 24/7 connectivity □ Technology Development & Innovation □ Stationary Power is a now Market and Global □ Monetize every lithium installation monthly Efficient Delivery of Clean Energy using sophisticated INNOVATIVE software and hardware to help manage and monetize energy sources as they connect to the power grid. Our Business Focus © Copyright 2013, Proprietary and Confidential

KLEENSPEED TECHNOLOGIES INC.

Some of our Products

Innovating for the future of Energy

ESS – Telecom - UPS & Complex High Voltage Custom Solutions

GenESSys-11.5kWh-UPS



- Scalable to meet increased energy demand
- Ready to install
- Low Maintenance
- Safe and Reliable
- Rack Mountable
- Lithium-Ion
- All products include inverters and electronics

GenESSys-4kWh-Telco



GenESSys-1.5kWh-5.6kWh





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© Copyright 2013, Proprietary and Confidential

Addressable Markets INDUSTRIAL EQUIPMENT - Fork lifts - Military - Marine - Aerospace STATIONARY ENERGY STORAGE - Solar & Wind Farms - Utility - Smart Grid/ Load Balancing EV/PEV/HEV - Electric Cars - Electric Trucks - Electric Buses - Aircraft AUTOMOTIVE UTILITY/POWER COMMERCIAL INDUSTRIAL STANDBY SYSTEMS - Peak Shaving - Residential - Telecom - Computer Centers 13 © Copyright 2013, Proprietary and Confidential

Anticipated Sources of Revenue Stationary and Mobile E nergy Storage Hardware Sales ( Lithium - Ion and other Chemistry) ‾ Battery Solutions Sales 1 kWh – 1MW ‾ Battery Network Discoverable ‾ software and Hardware Software Sales and Licensing ‾ Cloud Services ‾ Control Software – (including Energy Asset Management) ‾ Mobile Demand Response ‾ Data Analytics for Energy Industry ‾ eCommerce platform - Monetization 14 Professional Services ‾ Hardware Installations, Configurations ‾ Cloud Services ‾ Control Software – (including Energy Asset Management) ‾ Mobile Demand Response ‾ Data Analytics for Energy Industry ‾ eCommerce platform Intellectual Property Licensing ‾ Software ‾ Hardware © Copyright 2013, Proprietary and Confidential

Synergies

- Both companies have the potential to gain from economies of scale when purchasing from their suppliers.
- The companies continue to innovate and develop unique technological product offerings for the Energy Industry including filing a $3 million bid for stationary power.
- KleenSpeed is a well known and respected brand in the industry. Flux Power market reach has sold $8 million in lithium products. Flux Power and KleenSpeed can operate in the US and in global markets. Focusing in key markets including California.
- KleenSpeed is entering markets including Asia, Mexico, Brazil, Europe and others to increase revenue earning potential.
- Together the two companies have the potential as a result of the contemplated merger to improve the combined technologies and marketing capability. A combined total of 14+ Patents.
- Flux has delivered products into solar, remote and industrial power. KleenSpeed has developed multi-national partners, and continues to engage in high visibility revenue generating partnership opportunities.

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© Copyright 2013, Proprietary and Confidential

Flux & KleenSpeed Team

Michael Johnson, Board Member - Michael has been the Chief Executive Officer of Esenjay Petroleum Corporation ("Esenjay Petroleum") since 2002. Mr. Johnson's primary responsibility at Esenjay Petroleum was to manage the business and company as Chief Executive Officer. Mr. Johnson's is an industry expert in the natural gas exploration industry and has a wealth of management and successful company building experience to the board. Mr. Johnson is Director.

James Gevarges, Board Member – James co-founded LHV Power Corporation (formerly HiTek Power, Corp) in 1991 and serves as its Chief Executive Officer and President. Mr. Gevarges serves as the President, Chief Executive Officer, and a majority owner of Current Ways, Inc., which he founded in 2010. He has been a Director of Flux Power Holdings, Inc. since July 14, 2012 and LHV Power Corporation since 1991. Mr. Gevarges has a Bachelor's of Science degree in electrical engineering from Louisiana.

Chris Anthony, Founder & Chairman of the Board – Is a successful serial entrepreneur who was co-founder and former COO of Aptera Motors, Inc. (He grew Aptera to nearly 100 employees). Founder of Epic Boats ($20m+ in annual revenues, now a top-four wake boat brand). Over $75 million of capital raising experience. B.S. in Finance from University of North Carolina.

Ron Dutt, Interim CEO, CFO - Successfully led the financial performance of small, medium, and large public and private companies in manufacturing, financial services, logistics, vision care, consumer electronics, and hydroponics. CFO and EVP of public companies including SOLA International, Directed Electronics, and Fritz Companies. Other positions included CFO of DHL Americas, Famgro LLC, and Aptera. Board member of Rising International and a board advisor for Tyga-Box Systems (NYC). MBA in Finance from University of Washington and an undergraduate degree in chemistry from University of North Carolina.

Peter Sprague — Board Member - Peter was instrumental in the turnaround of Aston Martin, leading it out of bankruptcy. He was the Chairman of National Semiconductor for 30 years, and is also the Founder of Wave Systems. Peter is a corporate liaison involved with KleenSpeed's overall strategy.

Timothy Collins — President / Founder & Chairman of KleenSpeed - Timothy is a serial entrepreneur with a vision for technology and finance. He has extensive investment banking experience having started an investment banking firm at 23 and turned it into Collins Securities Corporation, an institutional investment boutique. He brings a 45 year career of success in identifying emerging paradigms and in running two highly successful investment banks and a publicly traded extractive resource company. He founded several Startups, managed IPOs and private financings of numerous disruptive technology companies. The CEO of Security Research Associates, a Bay Area Investment Banking firm specializing in Silicon Valley companies.

William McCrone — Acting Chief Financial Officer - William is a principal at Ravix Group, a business consulting firm. He is a successful financial manager for over 20 years, with experience in both Fortune 100 and venture financed Startup organizations. He has extensive experience in strategic planning, market research, financial modeling & planning, cash management and has spent 13 years with Hewlett Packard in various financial operations. He is the acting Chief Financial Officer and leads KleenSpeed's financial strategy.

Laura F. Reyes — Global Business Development & Executive Vice President - Laura has held top positions at AT&T, NetApp, VISA, and various small, medium and large companies in Telecommunications, Banking, Utilities, Technology, Advertising, and Government sectors. She holds an MBA in Information Systems with a BS Degree in Marketing. Laura manages business development and strategic partnerships for new and emerging global markets.

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